Exhibit 99.1

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The Honorable Ronald B. Leighton

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON

AT TACOMA

IN RE NORTHWEST PIPE COMPANY DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS.	Lead Case No. C10-5129 RBL NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS No. C10-05129-RBL	LAW OFFICES OF CLIFFORD A. CANTOR, P.C. 627 208th Ave. SE Sammamish, WA 98074-7033 Tel: (425) 868-7813 — Fax: (425) 868-7870

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TO: ALL RECORD OR BENEFICIAL OWNERS OF COMMON STOCK OF NORTHWEST PIPE COMPANY AS OF NOVEMBER 7, 2012:

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF A SHAREHOLDER DERIVATIVE ACTION AND CLAIMS ASSERTED ON BEHALF OF NORTHWEST PIPE COMPANY (“NORTHWEST” OR THE “COMPANY”).

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTION, SHAREHOLDERS OF NORTHWEST WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS RESPECTING THE MERITS OF THE ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

This notice has been provided to you, pursuant to an Order of the U.S. District Court for the Western District of Washington at Tacoma (the “Court”). The purpose of the notice is to advise you of the proposed settlement, as set forth in a Stipulation of Settlement dated November 7, 2012, (the “Stipulation”), of the shareholder derivative litigation on behalf of Northwest pending before the Court and of the Settlement Hearing (as defined below). The settlement will fully resolve the Actions (as defined below) on the terms set forth in the Stipulation and summarized in this notice, including the dismissal of the Actions with prejudice. For a more detailed statement of the matters involved in the Actions, the settlement, and the terms discussed in this notice, the Stipulation may be inspected at the Clerk of Court’s office, U.S. District Court for the Western District of Washington, Union Station Courthouse, 1717 Pacific Avenue, Tacoma, Washington 98402. The Stipulation is also available for viewing on the website of Northwest at www.nwpipe.com, as well as the website of Lead Plaintiffs’ Counsel at www.robbinsumeda.com/notices.html.

This notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in the Actions, but is merely to advise you of the pendency and settlement of the Actions.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS No. C10-05129-RBL	- 1 -	LAW OFFICES OF CLIFFORD A. CANTOR, P.C. 627 208th Ave. SE Sammamish, WA 98074-7033 Tel: (425) 868-7813 — Fax: (425) 868-7870

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I.	DEFINITIONS USED IN THIS NOTICE

As used in herein and in the Stipulation, the following terms have the meanings specified below:

1.1 “Actions” means the Federal Action and the State Actions.

1.2 “Court” means the U.S. District Court for the Western District of Washington.

1.3 “Current Northwest Shareholders” means any Person who owned Northwest common stock as of the date of the execution of the Stipulation and who continue to hold their Northwest common stock as of the date of Settlement Hearing, excluding the Individual Defendants, the officers and directors of Northwest, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest.

1.4 “Defendants” means, collectively, nominal defendant Northwest and the Individual Defendants.

1.5 “Defendants’ Counsel” means Hogan Lovells US LLP, Lane Powell PC, Stoll Stoll Berne Lokting & Shlachter P.C., Miller Nash LLP, Wilson Sonsini Goodrich and Rosati, and Faegre Baker Daniels LLP.

1.6 “Effective Date” means the date by which the events and conditions specified in paragraph 6.1 of the Stipulation have been met and have occurred.

1.7 “Federal Action” means the derivative actions that were consolidated into the caption In re Northwest Pipe Co. Derivative Litigation, No. 3:10-cv-05129-RBL (W.D. Wash.).

1.8 “Federal Plaintiffs” means Timothy Ruggles and Steven Richman.

1.9 “Final” means when the last of the following with respect to the Judgment approving the Stipulation, substantially in the form of Exhibit D attached to the Stipulation, shall occur: (1) the expiration of the time to file a notice of appeal from the Judgment; or (2) if, an appeal has been filed, the court of appeal has either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) if a higher court has granted further appellate review, that court has either affirmed the underlying

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS No. C10-05129-RBL	- 2 -	LAW OFFICES OF CLIFFORD A. CANTOR, P.C. 627 208th Ave. SE Sammamish, WA 98074-7033 Tel: (425) 868-7813 — Fax: (425) 868-7870

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Judgment or affirmed the court of appeal’s decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an “appeal” shall not include any appeal that concerns only the issue of attorneys’ fees and expenses or the payment of an incentive award. Any proceeding or order, or any appeal or petition for a writ of certiorari pertaining solely to the application for attorneys’ fees, costs, or expenses, shall not in any way delay or preclude the Judgment from becoming Final.

1.10 “Individual Defendants” means Brian W. Dunham, Stephanie J. Welty, William R. Tagmyer, Keith R. Larson, Wayne B. Kinglsey, Richard A. Roman, Michael C. Franson, John D. Murakami, and Neil R. Thornton.

1.11 “Judgment” means the Order and Final Judgment to be rendered by the Court, substantially in the form attached to the Stipulation as Exhibit D.

1.12 “Lead Plaintiff” means Timothy Ruggles.

1.13 “Lead Plaintiffs’ Counsel” means Robbins Umeda LLP.

1.14 “Northwest” or the “Company” means nominal defendant Northwest Pipe Company, an Oregon corporation, and its affiliates, subsidiaries, predecessors, successors, and assigns.

1.15 “Notice” means the Notice of Pendency and Proposed Settlement of Shareholder Derivative Actions, substantially in the form attached to the Stipulation as Exhibit C.

1.16 “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.17 “Plaintiffs” means collectively, the Federal Plaintiffs and the State Plaintiffs.

1.18 “Plaintiffs’ Counsel” means, collectively, any counsel who have appeared at any time for any of the Plaintiffs in the Federal Action and/or the State Actions.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS No. C10-05129-RBL	- 3 -	LAW OFFICES OF CLIFFORD A. CANTOR, P.C. 627 208th Ave. SE Sammamish, WA 98074-7033 Tel: (425) 868-7813 — Fax: (425) 868-7870

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1.19 “Related Persons” means each of the Defendants and their past or present agents, officers, directors, attorneys, accountants, auditors, advisors, consultants, insurers, co-insurers, reinsurers, spouses, immediate family members, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns or other individual or entity in which any Defendant has a controlling interest, and each and all of their respective past and present officers, directors, employees, agents, affiliates, parents, subsidiaries, divisions, attorneys, accountants, auditors, advisors, insurers, co-insurers, re-insurers, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns.

1.20 “Released Claims” shall collectively mean any and all claims, rights, and causes of action, whether based on federal, state, local, statutory, or common law or any other law, rule, or regulation, including Unknown Claims, that have been asserted or could have been asserted by Plaintiffs or any other shareholder of Northwest derivatively on behalf of Northwest against the Released Persons in the Actions based on or related to the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act alleged by Plaintiffs in any of the complaints filed in the Actions, including the First Restatement, the Second Restatement, the SEC Investigation, or the development, implementation, execution or oversight of Northwest’s accounting policies or practices. Excluded from the terms “Released Claims” arc all claims alleged in the Securities Class Action.

1.21 “Released Persons” means collectively, Northwest, each of the Individual Defendants, and each of their Related Persons. “Released Person” means, individually, any of the Released Persons.

1.22 “Releasing Parties” means Plaintiffs (both individually and derivatively on behalf of Northwest), any other Northwest shareholder on behalf of Northwest, Northwest, and Plaintiffs’ Counsel. “Releasing Party” means, individually, any of the Releasing Parties.

1.23 “Securities Class Action” means the action styled Plumbers and Pipefitters Local Union No. 630 Pension Annuity Trust Fund v. Northwest Pipe Co., Case No. 3:09-cv-05724- RBL (W.D. Wash. filed Nov. 20, 2009).

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS No. C10-05129-RBL	- 4 -	LAW OFFICES OF CLIFFORD A. CANTOR, P.C. 627 208th Ave. SE Sammamish, WA 98074-7033 Tel: (425) 868-7813 — Fax: (425) 868-7870

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1.24 “Settlement” means the settlement and compromise of the Federal Action and the State Actions as provided for herein.

1.25 “Settlement Hearing” means the hearing or hearings at which the Court will review the adequacy, fairness, and reasonableness of the Settlement.

1.26 “Settling Parties” means, collectively, each and all of Plaintiffs (on behalf of themselves and derivatively on behalf of Northwest), Northwest, and the Individual Defendants. “Settling Party” means, individually, any of the Settling Parties.

1.27 “State Actions” means the actions entitled Grivich v. Dunham, Case No. 11-2-03678-6 (Wash. Super. Ct.-Clark Cnty. filed Sept 15, 2011), and Richard v. Dunham, Case No. 11-2-04080-5 (Wash. Super. Ct.-Clark Cnty. filed October 14, 2011).

1.28 “State Court” means the Superior Court of Washington, Clark County.

1.29 “State Plaintiffs” means Kevin Grivich and Jerry Richard.

1.30 “State Plaintiffs’ Counsel” means Zweling, Schacter & Zwerling, LLP, Glancy Binkow & Goldberg LLP, and Pomerantz Haudek Grossman & Gross LLP.

1.31 “Unknown Claims” means any Released Claim(s) which Plaintiffs or Defendants do not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons. With respect to any and all Released Claims, the Settling Parties agree that upon the Effective Date, the Settling Parties expressly waive the provisions, rights and benefits conferred by or under California Civil Code section 1542, or any other law of the United States or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to section 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those now known or believed to be true by them, with respect to the subject matter of the Released Claims, but it is the intention of the Settling Parties to completely, fully, finally,

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS No. C10-05129-RBL	- 5 -	LAW OFFICES OF CLIFFORD A. CANTOR, P.C. 627 208th Ave. SE Sammamish, WA 98074-7033 Tel: (425) 868-7813 — Fax: (425) 868-7870

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and forever compromise, settle, release, discharge, and extinguish any and all Released Claims, known or unknown, suspect or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which do now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The Settling Parties acknowledge that the foregoing waiver was separately bargained for and is a key element of the Stipulation of which this release is a part.

II.	THE ACTIONS

Northwest manufactures and markets welded steel pipe products for use in a number of applications ranging from hydroelectric power systems to energy, construction, agricultural, industrial, and traffic signpost systems. The Company operates two segments – the Water Transmission Group and the Tubular Products Group.

On February 26, 2010, Lead Plaintiff filed his shareholder derivative complaint in the Court on behalf of Northwest and against the Individual Defendants, except for John D. Murakami, alleging breach of fiduciary duty, waste of corporate assets, unjust enrichment (the “Federal Action”). On September 15, 2011 and October 14, 2011, respectively, plaintiffs Kevin Grivich and Jerry Richard filed related shareholder derivative complaints in the State Court, on behalf of Northwest and against the Individual Defendants, except for John D. Murakami (the “State Actions”). On November 9, 2011, plaintiff Steven Richman filed his verified derivative complaint in the Court on behalf of Northwest and against the Individual Defendants, except for John D. Murakami (the “Richman Action”). Lead Plaintiff filed an amended complaint in the Federal Action on November 11, 2011, that added new substantive allegations and added John D. Murakami as a defendant. The Richman Action was consolidated into the Federal Action on November 29, 2011.

Lead Plaintiff alleged that former Chief Executive Officer, President, and member of Northwest Board of Directors (the “Board”) Dunham and former Chief Financial Officer Welty caused Northwest to manipulate the accounting for long-term contracts in the Company’s Water Transmission and Tubular Products divisions to artificially increase and accelerate revenue

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS No. C10-05129-RBL	- 6 -	LAW OFFICES OF CLIFFORD A. CANTOR, P.C. 627 208th Ave. SE Sammamish, WA 98074-7033 Tel: (425) 868-7813 — Fax: (425) 868-7870

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recognition, resulting in the systematic misstatement of three years of operational and financial results. Lead Plaintiff’s complaint further alleged that Northwest’s Audit Committee members each knowingly, or in conscious disregard of their fiduciary duties, approved four years of financial statements containing materially misleading results of operations; failed to implement and monitor reasonable internal controls; concealed material known deficiencies in Northwest’s internal financial and reporting controls, permitting the results to be manipulated and requiring the restatement of the impacted financial statements; and exposed Northwest, inter alia, to the cost of defending against a factually-related securities class action, captioned Plumbers and Pipefitters Local Union No. 630 Pension Annuity Trust Fund v. Northwest Pipe Co., Case No. 3:09-cv-05724-RBL (W.D. Wash, filed Nov. 20, 2009) (the “Securities Class Action”), to the cost of responding to an investigation by the U.S. Securities and Exchange Commission (the “SEC Investigation”), and to potential liability for damages or penalties therein.

On July 19, 2012, after extensive, arm’s-length negotiations with the assistance and involvement of a mediator, the Settling Parties were able to reach agreement-in-principle on the terms and conditions of the Settlement as memorialized in the Stipulation. As a result of the Actions and the Settlement, Northwest has and/or will implement and maintain for a period of not less than three years following final approval of the Settlement a comprehensive set of corporate governance and oversight reforms, including: (i) more stringent standards for Audit Committee independence and financial expertise; (ii) enhanced Audit Committee oversight of financial reporting and internal control systems, including an expanded role in reviewing the scope of annual audits, significant financial risks, and significant financial reporting issues (iii) enhanced reporting procedures to improve Audit Committee access to information generated by management, internal audit, and independent auditors regarding GAAP compliance and the effectiveness of internal controls; (iv) retention of a nationally recognized audit firm to develop financial reporting checklists to ensure compliance with applicable GAAP, SEC and industry reporting requirements, and annual CFO review to ensure the Company’s policies keep pace with changes in GAAP and best practices; (v) mandatory periodic training for internal accounting,

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS No. C10-05129-RBL	- 7 -	LAW OFFICES OF CLIFFORD A. CANTOR, P.C. 627 208th Ave. SE Sammamish, WA 98074-7033 Tel: (425) 868-7813 — Fax: (425) 868-7870

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finance, and audit department members; (vi) a formalized and vigorous Lead Director role at the Company; (vii) enhanced Director of Compliance responsibilities for reviewing the internal controls environment and reporting on significant issues and management’s effectiveness in resolving and improving the control environment to the Audit Committee; and (viii) maintenance of policies providing for recoupment of excessive compensation in the event of a restatement stemming from intentional wrongdoing. These measures arc set forth in Exhibit A to the Stipulation. The Settling Parties agree that a settlement at this juncture on the terms and conditions set forth in the Stipulation is fair, reasonable, adequate and in the best interest of Northwest and its shareholders. The Board of Directors of Northwest, in its business judgment, has approved the Settlement and each of its terms as being in the best interests of Northwest and its shareholders.

III.	PLAINTIFFS’ CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiffs believe that the Action has substantial merit. Plaintiffs’ entry into the Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Actions. Nonetheless, Plaintiffs, through Lead Plaintiffs’ Counsel, recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and through possible appeals. Lead Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Actions, as well as the difficulties and delays inherent in such litigation. Lead Plaintiffs’ Counsel arc also mindful of the inherent problems of establishing demand futility, and the possible defenses to the claims alleged in Actions.

Lead Plaintiffs’ Counsel have conducted extensive investigation, including, inter alia: (i) reviewing Northwest’s press releases, public statements, SEC filings and financial statements and restatements published over a seven-year period, and securities analysts’ reports and advisories about the Company; (ii) reviewing media reports about the Company; (iii) researching and analyzing the applicable law, regulations and GAAP with respect to the claims alleged in the

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS No. C10-05129-RBL	- 8 -	LAW OFFICES OF CLIFFORD A. CANTOR, P.C. 627 208th Ave. SE Sammamish, WA 98074-7033 Tel: (425) 868-7813 — Fax: (425) 868-7870

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Actions and the potential defenses thereto, and enlisting the assistance of a forensic accountant in evaluating the claims and possible corporate governance reforms; (iv) preparing and filing an amended complaint; (v) conducting extensive damages analyses; (vi) reviewing and analyzing relevant filings in the Securities Class Action—including the motion to dismiss briefing and the Court’s order denying the defendants’ motion to dismiss—and evaluating the merits of, and the defendants’ potential liability in connection with, the Securities Class Action; and (vii) participating in mediation and negotiating this Settlement with Defendants. Based on Lead Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Lead Plaintiffs’ Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Northwest and its shareholders. Based upon Lead Plaintiffs’ Counsel’s evaluation, Plaintiffs have determined that the Settlement is in the best interests of Northwest and its shareholders and have agreed to settle the Actions upon the terms and subject to the conditions set forth herein.

IV.	DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

The Individual Defendants have denied and continue to deny that they have committed, threatened, or attempted to commit, any violations of law, or breached any duty owed to Plaintiffs, Northwest, or its shareholders. Without admitting the validity of any allegations made in the Actions, or any liability with respect thereto, the Individual Defendants have concluded that it is desirable that the claims against them be settled on the terms reflected in the Stipulation. The Individual Defendants and Northwest arc entering into this Settlement because it will eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. Further, the Individual Defendants and Northwest acknowledge that the Settlement confers substantial benefits to Northwest and is fair, reasonable, adequate, and in the best interests of Northwest and its shareholders.

Neither the Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to the Stipulation, nor any action taken to carry out the Stipulation, is, may be construed as, or may be used as evidence of the validity of any of the Released Claims or an admission by or against the Individual Defendants of any fault, wrongdoing, or concession of liability.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS No. C10-05129-RBL	- 9 -	LAW OFFICES OF CLIFFORD A. CANTOR, P.C. 627 208th Ave. SE Sammamish, WA 98074-7033 Tel: (425) 868-7813 — Fax: (425) 868-7870

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V.	THE SETTLEMENT HEARING

The Settlement Hearing will be held before the Honorable Ronald B. Leighton on March 22, 2013 at 2:30 p.m. at the U.S. District Court for the Western District of Washington, Union Station Courthouse, 1717 Pacific Avenue, Room 3100, Tacoma, Washington 98402, to determine whether: (i) the Settlement of the Actions upon the terms and subject to the conditions set forth in the Stipulation is fair, reasonable, and adequate and should be approved by the Court; (ii) the Actions should be dismissed with prejudice; and (iii) to approve the payment of Plaintiffs’ attorneys’ fees and expenses and payment of an Incentive Award to Lead Plaintiff as set forth in the Stipulation. The Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof without further notice.

VI.	TERMS OF THE SETTLEMENT

The terms and conditions of the proposed settlement arc set forth in the Stipulation described above. The Stipulation has been filed with the Court and is also available for viewing on the websites of Lead Plaintiffs’ Counsel at www.robbinsumeda.com/notices.html and Northwest at www.nwpipe.com. The following is only a summary of its terms.

The Parties have conducted arm’s-length negotiations over an extended period of time and have reached an agreement in good-faith to settle the Actions. As consideration for the settlement, Northwest has agreed to adopt, implement and/or maintain certain corporate governance reforms, as discussed below.

Corporate Governance Reforms. As a result of the filing, prosecution, and settlement of the Actions, Northwest shall, within thirty calendar days after the Judgment becomes Final, formally express and/or implement and maintain in substance the measures identified in Exhibit A attached to the Stipulation. Northwest and the Individual Defendants acknowledge and agree that the measures identified in Exhibit A attached to the Stipulation are significant and extensive and confer substantial benefits upon Northwest and its shareholders. Northwest and the

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS No. C10-05129-RBL	- 10 -	LAW OFFICES OF CLIFFORD A. CANTOR, P.C. 627 208th Ave. SE Sammamish, WA 98074-7033 Tel: (425) 868-7813 — Fax: (425) 868-7870

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Individual Defendants also acknowledge that the prosecution and settlement of the Actions were substantial, material factors in their decision to adopt, implement, and/or maintain the measures set forth in Exhibit A.

VII.	DISMISSAL AND RELEASES

In connection with the Court’s approval of the settlement, Plaintiffs will file a dismissal with prejudice of all claims asserted by Plaintiffs on behalf of Northwest and against the Individual Defendants in the Actions. After the approval of the Settlement and the entry of the Judgment, the parties to the State Actions will jointly apply to the State Court for a dismissal with prejudice of the State Actions.

Upon the Effective Date, the Releasing Parties shall be deemed to have fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims) against the Released Persons and any and all claims arising out of, relating to, or in connection with the defense, settlement, or resolution of the Federal Action and the State Actions against the Released Persons.

Further, upon the Effective Date, each of the Defendants shall be deemed to have fully, finally, and forever released, relinquished, and discharged all Plaintiffs and Plaintiffs’ Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Federal Action, the State Actions, or the Released Claims.

VIII.	PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES

After the substantive terms of the Settlement were negotiated, Northwest, with the assistance and participation of the Mediator (as defined in the Stipulation), agreed, in light of the substantial benefits that the Settlement has created for Northwest and Current Northwest Shareholders, to cause Plaintiffs’ attorneys’ fees to be paid, and their expenses reimbursed, in the aggregate amount of $750,000, subject to Court approval (the “Fee and Expense Amount”). The Fee and Expense Amount shall constitute final and complete payment for Plaintiffs’ attorneys’ fees and expenses that have been incurred or will be incurred in connection with the Actions. To

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS No. C10-05129-RBL	- 11 -	LAW OFFICES OF CLIFFORD A. CANTOR, P.C. 627 208th Ave. SE Sammamish, WA 98074-7033 Tel: (425) 868-7813 — Fax: (425) 868-7870

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date, Plaintiffs’ Counsel have neither received any payment for their services in conducting the Actions, nor have counsel been reimbursed for their out-of-pocket expenses incurred. The Parties believe that the Fee and Expense Amount agreed to is within the range of attorneys’ fees and expenses approved by courts under similar circumstances in litigation of this type.

The Settling Parties further agree that Lead Plaintiffs’ Counsel may apply to the Court for an incentive award of up to $2,000 for Lead Plaintiff, in acknowledgement of his role in initiating and overseeing Lead Plaintiffs’ Counsel’s prosecution of this litigation, and the benefits thereby conferred on Northwest (“Incentive Award”). The Incentive Award will only be paid upon Court approval, and will be paid from Plaintiffs’ Counsel’s Fee and Expense Amount.

IX.	THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING

Any Current Northwest Shareholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be approved as fair, reasonable, and adequate, or why the Fee and Expense Amount or Incentive Award should not be approved. However, unless otherwise ordered by the Court, no Current Northwest Shareholder shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, or the Fee and Expense Amount to Plaintiffs’ Counsel or the Incentive Award to Lead Plaintiff, unless that shareholder has, at least fourteen calendar days prior to the Settlement Hearing:

(1) filed with the Clerk of the Court a written objection to the Settlement setting forth:

(a) the nature of the objection, including supporting bases and reasons for the objection;

(b) proof of current ownership of Northwest common stock, including documentary evidence of the number of shares of Northwest common stock and the date of purchase; and

(c) any documentation in support of such objection.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS No. C10-05129-RBL	- 12 -	LAW OFFICES OF CLIFFORD A. CANTOR, P.C. 627 208th Ave. SE Sammamish, WA 98074-7033 Tel: (425) 868-7813 — Fax: (425) 868-7870

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(2) If a Current Northwest Shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court:

(a) written notice of such shareholder’s intention to appear;

(b) a statement that indicates the basis for such appearance; and

(c) the identities of any witnesses, if any, the shareholder intends to call at the Settlement Hearing and a statement as to the subject of their testimony.

If a Current Northwest Shareholder files a written objection and/or written notice of intent to appear, such shareholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such shareholder files with the Court (either by hand delivery or by first class mail) upon each of the following:

The Court:

Clerk of the Court
U.S. District Court
Western District of Washington
1717 Pacific Avenue
Tacoma, WA 98402

Lead Plaintiffs’ Counsel:	Counsel for Nominal Defendant:

Craig W. Smith	George H. Mernick, III
ROBBINS UMEDA LLP	HOGAN LOVELLS US LLP
600 B Street, Suite 1900	555 13th Street, NW
San Diego, CA 92101	Washington, DC 20004
Telephone: (619) 525-3990	Telephone: (202) 637-5726
Facsimile: (619) 525-3991	Facsimile: (202) 637-5910

Counsel for Defendant Dunham:	Counsel for Defendant Welty:

Larry S. Gangnes	Ignacio E. Salceda
LANE POWELL PC	WILSON SONSINI GOODRICH
1420 Fifth Avenue, Suite 4100	& ROSATI P. C.
Seattle, WA 98101	650 Page Mill Road
Telephone: (206) 223-7000	Palo Alto, CA 94304-1050
Facsimile: (206) 223-7107	Telephone: (650) 493-9300
Facsimile: (650) 565-5100

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS No. C10-05129-RBL	- 13 -	LAW OFFICES OF CLIFFORD A. CANTOR, P.C. 627 208th Ave. SE Sammamish, WA 98074-7033 Tel: (425) 868-7813 — Fax: (425) 868-7870

Case 3:10-cv-05129-RBL    Document 62-1    Filed 11/07/12    Page 55 of 61

Counsel for Director Defendants:	Counsel for Defendant Murakami:

Wendy Wildung	Joshua L. Ross
FAEGRE BAKER DANIELS LLP	STOLL STOLL BERNE
2200 Wells Fargo Center	LOKTING & SHLACHTER P.C.
90 South Seventh Street	209 Southwest Oak Street
Minneapolis, MN 55402-3901	Portland, OR 98203
Telephone: (612) 766-7000	Telephone: (503) 227-1600
Facsimile: (612) 766-1600	Facsimile: (503) 227-6840

Any Current Northwest Shareholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the settlement as set forth in the Stipulation, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.

X.	EXAMINATION OF PAPERS AND INQUIRIES

The Stipulation of Settlement may be viewed on the website of Lead Plaintiffs’ Counsel at www.robbinsumeda.com/notices.html and Northwest at www.nwpipe.com. You may also inspect the Stipulation during business hours at the office of the Clerk of the Court, U.S. District Court for the Western District of Washington, Union Station Courthouse, 1717 Pacific Avenue, Tacoma, Washington 98402. Or you can call Lead Plaintiffs’ Counsel, Robbins Umeda LLP, 600 B Street, Suite 1900, San Diego, California 92101, telephone: (619) 525-3990, for additional information concerning the settlement.

PLEASE DO NOT TELEPHONE THE COURT OR NORTHWEST REGARDING

THIS NOTICE.

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NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS No. C10-05129-RBL	- 14 -	LAW OFFICES OF CLIFFORD A. CANTOR, P.C. 627 208th Ave. SE Sammamish, WA 98074-7033 Tel: (425) 868-7813 — Fax: (425) 868-7870